Exhibit 10.2

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

ONR

CONTRACT NO. N00014-03-C0284

Contract Number N00014-03-C-0284

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DFAS (15 CFR 350)	RATING DO-C9(U)	PAGE OF PAGES 1 24
2. CONTRACT (Proc. Int’l Ident.) No. N00014-03-C-0284	3. EFFECTIVE DATE SEE BLOCK 20C.	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. PR Number 03PR08747-00
5. ISSUED BY CODE N00014 OFFICE OF NAVAL RESEARCH ONR 254: REGINA A. WILLIAMS (703) 696-2583 BALLSTON CENTRE TOWER ONE 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660	6. ADMINISTERED BY (If other than Item 5) CODE S2206A DCM BOSTON 495 SUMMER STREET BOSTON, MA 02210-2138
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code.) AMERICAN SUPERCONDUCTOR CORPORATION TWO TECHNOLOGY DRIVE WESTBOROUGH, MA 01581	8. DELIVERY See SECTION F of Schedule ☐ FOB ORIGIN ☐ OTHER (See below) 9. DISCOUNT FOR PROMPT PAYMENT N.A.
CODE 0D9R6 FACILITY CODE N/A	10. SUBMIT INVOICE (4 copies unless otherwise specified) TO THE ADDRESS SHOW IN	ITEM SEE SECTION G.1.
11. SHIP TO/MARK FOR CODE N99914 PROGRAM OFFICER OFFICE OF NAVAL RESEARCH BCT #3, ROOM 1229 800 NORTH QUINCY STREET ARLINGTON, VA 22217-5660	12. PAYMENT WILL BE MADE BY CODE HQ0337 DFAS COLUMBUS CENTER DFAS CO NORTH ENTITLEMENT OPERATIONS P. O. BOX 182266 COLUMBUS, OH 43218-2266
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION: ☐ 10 U.S.C. 2304(C) (N/A) ☐ 41 U.S.C. 253(c)(N/A)	14. ACCOUNTING AND APPROPRIATION DATA See Attached Financial Accounting Data Sheet(s)
15A. ITEMNO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNITPRICE	15F. AMOUNT
See SECTION B of Schedule
		15G. TOTAL AMOUNT OF CONTRACT			See SECTION B of Schedule

16. TABLE OF CONTENTS

(T)	SEC	DESCRIPTION	PAGE(S)	(T)	SEC.	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
T	A	SOLICITATION/CONTRACT FORM	1	T	I	CONTRACT CLAUSES	15-23
T	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2-3	PART III—LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH
T	C	DESCRIPTION/SPECS/WORK STATEMENT	3	T	J	LIST OF ATTACHMENTS	24
T	D	PACKAGING AND MARKING	3	PART IV—REPRESENTATIONS AND INSTRUCTIONS
T	E	INSPECTION AND ACCEPTANCE	3	T	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	24
T	F	DELIVERIES OR PERFORMANCE	3-4
T	G	CONTRACT ADMINISTRATION DATA	4-7		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	N/A
T	H	SPECIAL CONTRACT REQUIREMENTS	7-14		M	EVALUATION FACTORS FOR AWRAD	N/A

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.   ☒ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to Issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18.   ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation

Number             , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAMEAND TITLE OF SIGNER (Type or print) DAVID PARATORE VI CE-PRESIDENT	20A. NAME OF CONTRACTING OFFICER LEE ANN BOYER Contracting Officer

19B. NAME OF CONTRACTOR AMERICAN SUPERCONDUCTOR By: /s/ DAVID PARATORE (Signature of person authorised to sign)	19C. DATE SIGNED 2/27/03	20B. UNITED STATES OF AMERICA By: /s/ LEE ANN BOYER (Signature of Contracting Officer)	20C. DATE SIGNED 2/28/03

SECTION B—SUPPLIES OR SERVICES AND PRICES/COSTS

ITEM NO.	SUPPLIES/SERVICES	TARGET COST	TARGET FEE		TOTAL ESTIMATED COST PLUS INCENTIVE FEE
0001	The Contractor shall provide the necessary personnel and facilities to develop, manufacture and test a Full Scale, High Power Density, Lightweight, Advanced 36.5 MW Motor and Motor Drive System as described in Section C and Attachment Number 1.	$[**]	$	[**]	$66,610,505.00
ACRN: AA$[**]
000101	The Contractor shall deliver a 36.5 MW / 120 RPM Motor [High Value Item]
000102	The Contractor shall deliver a 36.5 MW Motor Controller
000103	The Contractor shall deliver the power electronic drive and switchgear, motor, motor rotor refrigeration module, heat exchanger and compressor equipments and skid, lube oil equipment and skid, stator heat exchanger equipment and skid, stator coolant pump equipment and skid, and stator coolant sump equipment and skid.
0002	The Contractor shall deliver all Reports and Data for Line Items 0001 and 0002 in accordance with Exhibit A (DD Form 1423)				NSP
TOTAL ESTIMATED CONTRACT CONSIDERATION FOR LINE ITEMS 0001 and 0002		$[**]	$	[**]	$66,610,505.00

TOTAL ESTIMATED VALUE OF COST-PLUS-INCENTIVE-FEE CONTRACT

(LINE ITEM NUMBERS 0001 – 0002):                                              $66,610,505.00 *

*Does not include possible earned Performance Incentives

Contract Number N00014-03-C-0284                                                                                                                                            Page 2

SUMMARY OF COST INCENTIVE STRUCTURE FOR ITEMS 0001 – 0002:

TARGET COST:	$[**]

TARGET FEE:	$[**] ([**]% of Target Costs)

TOTAL COST-PLUS-INCENTIVE FEE:	$66,610,505.00

CPIF SHARE RATIO (Government/AMSC):	[**]

MINIMUM INCENTIVE FEE:	$[**] ([**]% of Target Costs)

MAXIMUM INCENTIVE FEE:	$[**] ([**]% of Target Costs)

RANGE OF INCENTIVE EFFECTIVENESS:	$[**] - $[**]

The Minimum and Maximum Fee, inclusive of cost and performance incentives under this contract, is [**]% and [**]% respectively.

(See Section H – Paragraph Number 6. for Cost and Performance Incentive Plan Description)

SECTION C—DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1.    The research effort to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).

2.    The Contractor shall conduct the research effort in accordance with Attachment Number 1 to the contract entitled “Statement of Work”.

SECTION D—PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.

SECTION E—INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have at least thirty (30) days after contractual delivery for acceptance.

SECTION F—DELIVERIES OR PERFORMANCE

1.    The research effort performed under this contract shall be conducted during the period from date of award through 31 March 2006. A final report will be prepared, submitted, reproduced and distributed by sixty days thereafter unless the contract is extended, in which case, the final report will be prepared in accordance with the terms of such extension.

Contract Number N00014-03-C-0284                                                                                                                                            Page 3

2.    Line Item Number 0001 of Section B shall be delivered to the following address no later than 31 March 2006:

Commanding Officer

Naval Surface Warfare Center

Carderock Division

Naval Ship Systems Engineering Station

5001 South Broad Street

Philadelphia, PA 19112-1403

Reference: Contract Number N00014-03-C-0284

The Government Point of Contact for coordination of the delivery and acceptance of Line Item Number 0001 is as follows:

Mr. Scott Littlefield

Director, ONR 33X

Naval Ship Science and Technology Office

BCT #3, Rm. 1229

800 North Quincy Street

Arlington, VA 22217-5660

Telephone Number: (703) 588-2358

Fax Number: (703) 696-0001

E-Mail: littles@onr.navy.mil

3.    Line Item Number 0002 of Section B (Reports and Data) shall be delivered within the time periods stated in Exhibit A, F.O.B. Destination.

4.    Distribution, consignment and marking instructions for all contract reports and data items shall be in accordance with Exhibit A, Enclosure Number 1 and the following:

Program Officer

Office of Naval Research

BCT #3, Rm. 1229

800 North Quincy Street

Arlington, Virginia 22217-5660

Attn:	Mr. Scott Littlefield, Director, Naval Ship Science and Technology Office, ONR 33X
Ref:	Contract Number N00014-03-C-0284

SECTION G—CONTRACT ADMINISTRATION DATA

1.	NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-
HOUR,	OR FIXED PRICE INCENTIVE) (JUL 1992)

(a)    “Invoice” as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

Contract Number N00014-03-C-0284                                                                                                                                            Page 4

(b)    The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor at the following address:

Audit Agency Name:	Defense Contract Audit Agency
Address:	Greater Connecticut Branch Office 130 Darlin Street East Hartford, CT 06108-3234
Telephone:	(860) 291-7918

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Program Officer identified in Section F.2 of this contract. Following verification, the contract auditor will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

(c)    Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

(d)    In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

(1)	Contract line item number (CLIN)
(2)	Subline item number (SLIN)
(3)	Accounting Classification Reference Number (ACRN)
(4)	Payment terms
(5)	Procuring activity
(6)	Date supplies provided or services performed
(7)	Costs incurred and allowable under the contract
(8)	Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

(e)    A DD Form 250, “Material Inspection and Receiving Report”,

is required with each invoice submittal.
X_	is required only with the final Invoice.
is not required.

(f)    A Certificate of Performance

shall be provided with each invoice submittal.
X_	is not required

(g)    The Contractor’s final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

Contract Number N00014-03-C-0284                                                                                                                                            Page 5

(h)    Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

2.	Submission of Invoices Direct to Payment Office

a.    Pursuant to DFARS 242.803(b)I)(C), if the cognizant Government auditor has notified the contractor of its authorization to do so, the contractor may submit interim vouchers under this contract direct to the payment office shown in Block 12 of SF-26 instead of to the address shown in subparagraph (b) of section G.1 above.

b.    Such authorization does not extend to the first and final vouchers. The contractor shall continue to submit first vouchers to the cognizant auditor shown in subparagraph (b) of section G.1. above. The final voucher shall be submitted to the Administrative Contracting Officer (SF-26 block 6) with a copy to the cognizant auditor.

3.	Method of Payment

As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

a.    Costs, as provided for under the contract clause entitled “Allowable Cost and Payment” (FAR 52.216-7), are subject to the contract clauses entitled “Limitation of Funds” (FAR 52.232-22) or “Limitation of Cost” (FAR 52.232-20), whichever is applicable.

b.    A “Target Fee/Incentive Fee” as set forth in Section B and Section H, and subject to contract clause FAR 52.216-10 entitled “Incentive Fee (MAR 1997)”.

4.	Procuring Office Representatives

a.    In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

Contracting Officer – Mr. Todd Hanson, ONR 0254, (703) 696-2009, DSN 426-2009,

E-Mail Address: hansont@onr.navy.mil

Contract Negotiator – Ms. Regina Williams, ONR 0254 , (703) 696-2583, DSN 426-2583,

E-Mail Address: regina_williams@onr.navy.mil

Inspection and Acceptance – Mr. Scott Littlefield, Director, Naval Ship Science and Technology

Office, ONR 33X, (703) 588-2358, DSN 426-2358, E-Mail Address: littles@onr.navy.mil

Security Matters – Ms. Jennifer Ramsey, ONR 43, (703) 696-4618, DSN 426-4618

Patent Matters – Mr. Tom McDonnell, ONR 00CC, (703) 696-4000, DSN 426-4000

Contract Number N00014-03-C-0284                                                                                                                                            Page 6

b.    The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, Arlington, Virginia 22217-5660. The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

5.	Allotment of Funds

Line Items 0001 and 0002 are incrementally funded. For purposes of the “Limitation of Funds” clause, the amount that is presently available for payment by the Government and allotted to these items is $[**], including an estimated amount of $[**] for payment of the Target Cost, and an estimated amount of $[**] for payment of the Target Fee. It is estimated that the amount allotted of $[**] will cover the period of performance through 31 May 2003.

6.	Type of Contract

This is a Cost-Plus-Incentive-Fee contract.

SECTION H—SPECIAL CONTRACT REQUIREMENTS

1.	ONR 5252.235-9714 REPORT PREPARATION (FEB 2002)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI/NISO Z39.18-1995, Scientific and Technical Reports: Elements, Organization, and Design.

[NOTE: All NISO American National Standards are available as free, downloadable pdf(s) at http://www.niso.org/standards/index.html . NISO standards can also be purchased in hardcopy form from NISO Press Fulfillment, P. O. Box 451, Annapolis Junction, MD 20701-0451 USA. Telephone U.S. and Canada: (877) 736-6476; Outside the U.S. and Canada: 301-362-6904

Fax: 301-206-9789.]

2.	ONR 5252.210-9708 METRICATION REQUIREMENTS (DEC 1988)

(a)    All scientific and technical reports delivered pursuant to the terms of this contract shall identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the “Metric System”. Conversion to U.S. customary units may also be given where additional clarity is deemed necessary. Guidance for application of the metric system is contained in the American Society of Testing Materials document entitled “Standard Practice for Use of the International System of Units (The Modernized Metric System)” (ASTM Designation E 380-89A)

(b)    This provision also applies to journal article preprints, reprints, commercially published books or chapters of books, theses or dissertations submitted in lieu of a scientific and/or technical report.

3.	Invention Disclosures and Reports

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

Contract Number N00014-03-C-0284                                                                                                                                            Page 7

4.	ONR 5252.242-9718 TECHNICAL DIRECTION (FEB 2002)

(a)    Performance of the work hereunder is subject to the technical direction of the Program Officer designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

(1)    Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;

(2)    Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

(b)    Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:

(1)    Assign additional work under the contract;

(2)    Direct a change as defined in the contract clause entitled “Changes”;

(3)    Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

(4)    Change any of the terms, conditions or specifications of the contract.

(c)    The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

(d)    Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

5.	FAR 52.216-10 INCENTIVE FEE (MAR 1997)

(a)    General.    The Government shall pay the Contractor for performing this contract a fee determined as provided in this contract.

(b)    Target cost and target fee.    The target cost and target fee specified in the Schedule are subject to adjustment if the contract is modified in accordance with paragraph (d) of this clause.

(1)    “Target cost,” as used in this contract, means the estimated cost of this contract as initially negotiated, adjusted in accordance with paragraph (d) of this clause.

(2)    “Target fee,” as used in this contract, means the fee initially negotiated on the assumption that this contract would be performed for a cost equal to the estimated cost initially negotiated, adjusted in accordance with paragraph (d) of this clause.

Contract Number N00014-03-C-0284                                                                                                                                            Page 8

(c)    Withholding of payment. Normally, the Government shall pay the fee to the Contractor as specified in the Schedule. However, when the Contracting Officer considers that performance or cost indicates that the Contractor will not achieve target, the Government shall pay on the basis of an appropriate lesser fee. When the Contractor demonstrates that performance or cost clearly indicates that the Contractor will earn a fee significantly above the target fee, the Government may, at the sole discretion of the Contracting Officer, pay on the basis of an appropriate higher fee. After payment of [**] percent of the applicable fee, the Contracting Officer may withhold further payment of fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government’s interest. This reserve shall not exceed [**] percent of the applicable fee or $[**], whichever is less. The Contracting Officer shall release [**] percent of all fee withholds under this contract after receipt of the certified final indirect cost rate proposal covering the year of physical completion of this contract, provided the Contractor has satisfied all other contract terms and conditions, including the submission of the final patent and royalty reports, and is not delinquent in submitting final vouchers on prior years’ settlements. The Contracting Officer may release up to [**] percent of the fee withholds under this contract based on the Contractor’s past performance related to the submission and settlement of final indirect cost rate proposals.

(d)    Equitable adjustments.    When the work under this contract is increased or decreased by a modification to this contract or when any equitable adjustment in the target cost is authorized under any other clause, equitable adjustments in the target cost, target fee, minimum fee, and maximum fee, as appropriate, shall be stated in a supplemental agreement to this contract.

(e)    Fee payable.

(1)    The fee payable under this contract shall be the target fee increased by [**]% for every dollar that the total allowable cost is less than the target cost or decreased by [**]% for every dollar that the total allowable cost exceeds the target cost. In no event shall the fee be greater than [**]% percent or less than [**]% percent of the target cost.

(2)    The fee shall be subject to adjustment, to the extent provided in paragraph (d) of this clause, and within the minimum and maximum fee limitations in paragraph (e)(1) of this clause, when the total allowable cost is increased or decreased as a consequence of—

(i)    Payments made under assignments; or

(ii)    Claims excepted from the release as required by paragraph (h)(2) of the Allowable Cost and Payment clause.

(3)    If this contract is terminated in its entirety, the portion of the target fee payable shall not be subject to an increase or decrease as provided in this paragraph. The termination shall be accomplished in accordance with other applicable clauses of this contract.

(4)    For the purpose of fee adjustment, “total allowable cost” shall not include allowable costs arising out of-

(i)    Any of the causes covered by the Excusable Delays clause to the extent that they are beyond the control and without the fault or negligence of the Contractor or any subcontractor;

(ii)    The taking effect, after negotiating the target cost, of a statute, court decision, written ruling, or regulation that results in the Contractor’s being required to pay or bear the burden of any tax or duty or rate increase in a tax or duty;

(iii)    Any direct cost attributed to the Contractor’s involvement in litigation as required by the Contracting Officer pursuant to a clause of this contract, including furnishing evidence and information requested pursuant to the Notice and Assistance Regarding Patent and Copyright Infringement clause;

Contract Number N00014-03-C-0284                                                                                                                                            Page 9

(iv)    The purchase and maintenance of additional insurance not in the target cost and required by the Contracting Officer, or claims for reimbursement for liabilities to third persons pursuant to the Insurance Liability to Third Persons clause;

(v)    Any claim, loss, or damage resulting from a risk for which the Contractor has been relieved of liability by the Government Property clause; or

(vi)    Any claim, loss, or damage resulting from a risk defined in the contract as unusually hazardous or as a nuclear risk and against which the Government has expressly agreed to indemnify the Contractor.

(5)    All other allowable costs are included in “total allowable cost” for fee adjustment in accordance with this paragraph (e), unless otherwise specifically provided in this contract.

(f)    Contract modification.    The total allowable cost and the adjusted fee determined as provided in this clause shall be evidenced by a modification to this contract signed by the Contractor and Contracting Officer.

(g)    Inconsistencies.    In the event of any language inconsistencies between this clause and provisioning documents or Government options under this contract, compensation for spare parts or other supplies and services ordered under such documents shall be determined in accordance with this clause.

(End of clause)

6.	COST AND PERFORMANCE INCENTIVE PLAN

This contract includes the following cost and performance incentives:

1.	Cost Control

The cost incentive shall be calculated in accordance with the following values:

Minimum Fee:	$[**] ([**]% of Target Costs)
Target Fee:	$[**] ([**]% of Target Costs)
Maximum Fee:	$[**] ([**]% of Target Costs)
Share Ratio:	[**] (Government/Contractor Share)
Target Cost:	$[**]
Range of Incentive Effectiveness:	$[**]- $[**]

The Target Fee shall be reduced by $[**] for each $[**] in excess of target cost that actual allowable costs are incurred until the minimum fee is reached. The Target Fee shall be increased by $[**] for each $[**] below target cost that actual allowable costs are incurred until the maximum fee is reached. The cost incentive shall be calculated independent of any performance incentives.

2.	Practicality

The contractor may earn an additional $[**] in fee if the motor that is delivered to the Navy is considered practical for its intended use. Practical is defined as a final product that is capable (in the configuration delivered) of moving toward the pre-production phase without major design or configuration changes.

Contract Number N00014-03-C-0284                                                                                                                                            Page 10

This fee is divided into three phases:

I—Preliminary Design: $[**]

II—Detailed Design:     $[**]

III—Final Design:         $[**]*

The Preliminary Design Fee and Detailed Design Fee, if warranted, will be paid out after the Preliminary Design Review and Detailed Design Review.

*The Final Design Fee will be paid out upon program completion. The fee earned under Phase III, the final design, will be subject to reduction based on the “Output Factor” calculation defined in paragraph 4 below.

The Government Program Officer will establish a Government review team of no less than three (3) evaluators who are familiar with motor technology and Navy requirements for fielding such systems. The team will evaluate the design deliverables to determine if these documents illustrate a system that will be practical for Navy use.

3.	Weight/Size

The contractor may earn an additional $[**] in fee if the motor that is delivered to the Navy is within target weight. The target weight for the motor and ancillary equipment is [**] kilograms. The motor and ancillary equipment is defined as all equipment from the motor terminals to the output shaft flange and all equipment required for the motor to operate. It includes, but is not limited to:

Motor Assembly

All Cryogenic Cooling Equipment

Lube Oil Equipment

Lube Oil Skid

Jacking Oil Equipment

It does not include the motor drive or the cables from the motor drive to the motor.

The completed motor and ancillary equipment may be weighed at the contractor’s facility in the presence of a Government Representative. Scale calibration shall be documented. That documentation shall be provided to the Government Representative prior to weighing the motor and ancillary equipment.

The total fee of $[**] will be awarded* if the weight of the motor and ancillary equipment is at, or below [**] kilograms. The contractor may continue to earn a portion of that fee (on a linear scale) until the weight exceeds [**] kilograms. At [**] kilograms and above, the contractor will receive none of the $[**] incentive fee.

                                                 $[**]/ [**]kg = $[**]/kg

Contract Number N00014-03-C-0284                                                                                                                                        Page 11

For every kilogram over [**] kg, the contractor will loose $[**] in fee until the fee is reduced to [**].

* The Weight/Size Fee will be paid out upon program completion. The fee earned will be subject to reduction based on the “Output Factor” calculation defined in paragraph 4 below.

4.	Output Factor

The Navy’s output requirement for this motor is 36.5 MW @ 120 RPMs. Significant deviation from this requirement will result in an unacceptable product. Output factor will be calculated based on Factory Acceptance Test data (part load extrapolated to full load per IEEE standard). The fee earned in the practicality incentive, for the Phase III—Final Design only, and the weight /size incentive shall be reduced if the motor fails to achieve [**] % of the 36.5 MW rating. The greater achievement factor ([**] % versus [**] %) is necessary to allow for deviations due to partial load versus full load testing. The factor shall be calculated on a linear scale with [**]% of the fee earned at a rating of [**] MW and a reduction to [**] (no Phase III Practicality or Weight/Size fees earned) at a rating of [**] MW. The output rating shall be calculated to the nearest [**] decimal places.

Example:	Phase III Final Design rated Practical	$ [**]
	Weight/Size = [**] kg	$ [**]
Output Rating = [**] MW
Output Factor: [**] %
Fees Earned:
	Phase III—Final Design	$ [**]
	Weight/Size	$ [**]

Factory Acceptance Testing (FAT).    The major motor components (refrigeration system, rotor and field winding, exciter and stator) will undergo full functional tests prior to shipment to NGMS for final assembly and motor/drive factory acceptance testing. This will include structureborne noise and EMI measurements for the refrigeration system and exciter.

System testing will include [**]. This testing will verify:

[**]

No Load Tests

[**]

Load Test

[**]

Contract Number N00014-03-C-0284                                                                                                                                        Page 12

Calculated Machine Rating

The rating of the machine will be [**].

7.	Consent to Subcontract and/or Hire Consultants

The services of the following subcontractors and/or consultants have been identified as necessary for the performance of this contract:

Identified Subcontractor/Consultant	Estimated Cost
Ideal Electric	$[**]
Syntek Technologies	$[**]
Northrop Grumman Marine Systems	$[**]
Northrop Grumman Ship Systems	$[**]
MSCL,LLC	$[**]
Center for Advanced Power Systems	$[**]
Other Consultants Advanced Materials Laboratory	$[**]
Total Estimated Cost	$[**]

The preceding listing shall constitute the written consent of the Contracting Officer required by Paragraphs (c), (d) and (e) of the contract clause at FAR 52.244-2 entitled “Subcontracts”. The Contracting Officer’s written consent to subcontract is required for:

(i)    services acquired under a cost-reimbursement, time-and-materials, or labor-hour type subcontract or agreement;

(ii)    fixed price contracts that exceed the greater of the simplified acquisition threshold ($[**]) or [**] percent of the total estimated cost of the contract.

The above listing constitutes consent from the Contracting Officer upon contract award to the prime contractor when the subcontractors are determined to be acceptable based on Government evaluation of information submitted in accordance with FAR 52.244-2 (f) (1) (i) through (vii).

Contract Number N00014-03-C-0284                                                                                                                                        Page 13

Introduction: Section I

Attention: Prime Contractors. If a subaward is made to an educational institution, Prime Contractors are directed to please refer to the ONR Model Award for appropriate flow-down clauses to universities. See http://www.onr.navy.mil, click Contracts & Grants Icon. Click Model Awards Link. Click Section I clauses that flow-down to University subcontractors.

SECTION I—CONTRACT CLAUSES

Cost-Plus-Incentive-Fee (NOV 2002) (1)

(A)	FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:

http://www.arnet.gov/far/

http:web1.deskbook.osd.mil/htmlfiles/DBY far.asp

http://web2.deskbook.osd.mil/htmlfiles/DBY_dfars.asp

http://farsite.hill.af.mil/farsite_script.html

For instance, a dollar threshold may trigger the applicability of the clause or a certain condition of the research may trigger the applicability of the clause. In order to provide some assistance, as to when a dollar threshold triggers a clause, we have associated certain symbols with dollar thresholds. The symbols and their appropriate dollar thresholds are as follows:

*	Applies when contract action exceeds $10,000

**	Applies when contract action exceeds $100,000

+	Applies when contract action exceeds $500,000

++	Applies when contract action exceeds $500,000 and

subcontracting possibilities exist. Small Business Exempt.

x	(DD 250)

xx	Not applicable

Contract Number N00014-03-C-0284                                                                                                                                        Page 14

I.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

**	FAR 52.202-1	Definitions (DEC 2001)
**	FAR 52.203-3	Gratuities (APR 1984)
**	FAR 52.203-5	Covenant Against Contingent Fees (APR 1984)
**	FAR 52.203-6	Restrictions on Subcontractor Sales to the Government (JUL 1995)
**	FAR 52.203-7	Anti-Kickback Procedures (JUL 1995)
**	FAR 52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (JAN 1997)
**	FAR 52.203-10	Price or Fee Adjustment for Illegal or Improper Activity (JAN 1997)
**	FAR 52.203-12	Limitation on Payments to Influence Certain Federal Transactions (JUN 1997)
**	FAR 52.204-4	Printing/Copying Double-Sided on Recycled Paper (AUG 2000)
	FAR 52.211-15	Defense Priority and Allocation Requirements (SEP 1990)
**	FAR 52.215-2	Audit and Records—Negotiation (JUN 1999) and Alternate II (APR 1998) (Alternate II is only applicable with cost reimbursement contracts with State and local Governments, educational institutions, and other non-profit organizations.)
	FAR 52.215-8	Order of Precedence—Uniform Contract Format (OCT 1997)
+	FAR 52.215-10	Price Reduction for the Defective Cost or Pricing Data (OCT 1997) (The clause is applicable to subcontracts over $550,000.)
+	FAR 52.215-12	Subcontractor Cost or Pricing Data (OCT 1997) (Applicable to subcontracts over $550,000 only)
**	FAR 52.215-14	Integrity of Unit Prices (OCT 1997) and Alternate I (OCT 1997) (Alternate I is applicable if the action is contracted under Other Than Full and Open Competition)
+	FAR 52.215-15	Pension Adjustments and Asset Reversions (DEC 1998)
+	FAR 52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (OCT 1997)
+	FAR 52.215-19	Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)
	FAR 52.216-7	Allowable Cost and Payment (DEC 2002)
**	FAR 52.219-4	Notice of Price Evaluation Preference for HUBzone Small Business Concerns (JAN 1999)
**	FAR 52.219-8	Utilization of Small Business Concerns (OCT 2000)
++	FAR 52.219-9	Small Business Subcontracting Plan (JAN 2002)
++	FAR 52.219-16	Liquidated Damages—Subcontracting Plan (JAN 1999)
	FAR 52.222-1	Notice to the Government of Labor Disputes (FEB 1997)
**	FAR 52.222-2	Payment for Overtime Premiums (JUL 1990) (Note: The word “zero” is inserted in the blank space indicated by an asterisk)

CONTRACT NUMBER N00014-03-C-0284                                                                                                                                Page 15

	FAR 52.222-3	Convict Labor (AUG 1996) (Reserved when FAR 52.222-20 Walsh Healy Public Contracts Act is applicable)
**	FAR 52.222-4	Contract Work Hours and Safety Standards Act—Overtime Compensation (SEP 2000)
	FAR 52.222-21	Prohibition of Segregated Facilities (FEB 1999)
	FAR 52.222-26	Equal Opportunity (APR 2002)
*	FAR 52.222-35	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001 1998)
*	FAR 52.222-36	Affirmative Action for Workers with Disabilities (JUN 1998)
*	FAR 52.222-37	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (DEC 2001)
**	FAR 52.223-14	Toxic Chemical Release Reporting (OCT 2000)
	FAR 52.225-13	Restrictions on Certain Foreign Purchases (JUL 2000)
	FAR 52.225-16	Sanctioned European Union Country Services (FEB 2000)
**	FAR 52.227-1	Authorization and Consent (JUL 1995) and Alternate I (APR 1984)
**	FAR 52.227-2	Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)
	FAR 52.228-7	Insurance Liability to Third Persons (MAR 1996) (Further to paragraph (a)(3), unless otherwise stated in this contract, types and limits of insurance required are as stated in FAR 28.307-2)
	FAR 52.232-9	Limitation on Withholding of Payments (APR 1984)
**	FAR 52.232-17	Interest (JUN 1996)
	FAR 52.232-23	Assignment of Claims (JAN 1986) and Alternate I (APR 1984)
	FAR 52.232-25	Prompt Payment (FEB 2002) and Alternate I (FEB 2002) (The words “the 30th day” are inserted in lieu of “the 7th day” at (a)(5)(i). [When Alternate I is applicable (a)(5)(i) does do not apply] [Alternate I applies when awarding a cost reimbursement contract for services]
	FAR 52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration (MAY 1999)
	FAR 52.233-1	Disputes (JULY 2002)
	FAR 52.233-3	Protest After Award (AUG 1996) and Alternate I (JUN 1985)
	FAR 52.242-1	Notice of Intent to Disallow Costs (APR 1984)
+	FAR 52.242-3	Penalties for Unallowable Costs (MAY 2001)
	FAR 52.242-4	Certification of Final Indirect Costs (JAN 1997)
**	FAR 52.242-13	Bankruptcy (JUL 1995)
	FAR 52.242-15	Stop Work Order (AUG 1989) and Alternate I (APR 1984)
	FAR 52.243-2	Changes—Cost Reimbursement (AUG 1987) and Alternate V (APR 1984)

CONTRACT NUMBER N00014-03-C-0284                                                                                                                                  Page 16

	FAR 52.244-2	Subcontracts (AUG 1998) and Alternate I (AUG 1998) [Insert in cost-reimbursement contracts, and letter, time-and-material, and labor-hour contracts exceeding SAP, and fixed price contracts exceeding SAP where unpriced actions are anticipated. Use Alternate I for cost-rembursement contracts]
**	FAR 52.244-5	Competition in Subcontracting (DEC 1996)
	FAR 52.244-6	Subcontracts for Commercial Items and Commercial Components (APR 2002)
	FAR 52.245-5	Government Property (Cost-Reimbursement, Time-and-Materials, or Labor-Hour Contracts) (JAN 1986) and ALT I (JUL 1985) (As modified by DoD Class Deviation 99-00008 dated 13 July 1999) (ALT I is applicable if the contractor is a nonprofit organization whose primary purpose is the conduct of scientific research)
	FAR 52.246-9	Inspection of Research and Development (Short Form) (APR 1984)
	FAR 52.246-23	Limitation of Liability (FEB 1997)
**	FAR 52.247-64	Preference for Privately Owned U.S. Flag Commercial Vessels (JUN 2000)
	FAR 52.249-6	Termination (Cost-Reimbursement) (SEP 1996)
	FAR 52.249-14	Excusable Delays (APR 1984)
	FAR 52.251-1	Government Supply Sources (APR 1984)
	FAR 52.253-1	Computer Generated Forms (JAN 1991)

II.    DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

**	DFARS 252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies (MAR 1999)
	DFARS 252.204-7003	Control of Government Work Product (APR 1992)
	DFARS 252.204-7004	Required Central Contractor Registration (NOV 2001)
**	DFARS 252.209-7000	Acquisition from Subcontractors subject to On-Site Inspection under the Intermediate Range Nuclear Forces (INF) Treaty (NOV 1995)
**	DFARS 252.209-7004	Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country (MAR 1998)
+	DFARS 252.215-7000	Pricing Adjustments (DEC 1991)
++	DFARS 252.219-7003	Small, Small Disadvantaged and Women-owned Small Business Subcontracting Plan (DoD Contracts) (APR 1996)
**	DFARS 252.225-7012	Preference for Certain Domestic Commodities (APRIL 2002)
	DFARS 252.225-7031	Secondary Arab Boycott of Israel (JUN 1992)
	DFARS 252.227-7013	Rights in Technical Data—Noncommercial Items (NOV 1995), and Alternate I (JUN 1995)

CONTRACT NUMBER N00014-03-C-0284                                                                                                                               Page 17

	DFARS 252.227-7014	Rights In Noncommercial Computer Software and Noncommercial Computer Software Documentation (JUN 1995)
	DFARS 252.227-7016	Rights in Bid or Proposal Information (JUN 1995)
	DFARS 252.227-7019	Validation of Asserted Restrictions—Computer Software (JUN 1995)
	DFARS 252.227-7025	Limitations on the Use or Disclosure of Government-Furnished Information Marked with Restrictive Legends (JUN 1995)
	DFARS 252.227-7028	Technical Data or Computer Software Previously Delivered to the Government (JUN 1995)
	DFARS 252.227-7030	Technical Data—Withholding of Payment (MAR 2000)
	DFARS 252.227-7036	Declaration of Technical Data Conformity (JAN 1997)
	DFARS 252.227-7037	Validation of Restrictive Markings on Technical Data (SEP 1999)
	DFARS 252.231-7000	Supplemental Cost Principles (DEC 1991)
	DFARS 252.235-7011	Final Scientific or Technical Report (SEP 1999)
	DFARS 252.242-7000	Post-Award Conference (DEC 1991)
**	DFARS 252.243-7002	Requests for Equitable Adjustment (MAR 1998)
	DFARS 252.245-7001	Reports of Government Property (MAY 1994)
X	DFARS 252.246-7000	Material Inspection and Receiving Report (DEC 1991)
	DFARS 252.251-7000	Ordering from Government Supply Sources (OCT 2002)
**	DFARS 252.247-7023	Transportation of Supplies by Sea (MAY 2000)
**	DFARS 252.247-7024	Notification Of Transportation Of Supplies By Sea (MAR 2000) (Applicable when the Contractor has made a negative response to the inquiry in the representation at DFARS 252.247-7022.)

CONTRACT NUMBER N00014-03-C-0284                                                                                                                               Page 18

(B)	ADDITIONAL FAR AND DFARS CLAUSES

This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

	FAR 52.204-2	Security Requirements (AUG 1996) (Applicable if contract will generate or require access to classified information and DD Form 254, Contract Security Classification Specification, is issued to the contractor)
X	FAR 52.209-6	Protecting the Government’s Interest when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (JUL 1995) (Applicable to contracts exceeding $25,000 in value.)
X	FAR 52.215-17	Waiver of Facilities Capital Cost of Money (OCT 1997) (Applicable if the Contractor did not propose facilities capital cost of money in the offer)
	FAR 52.215-20	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data (OCT 1997) (Applicable to ‘solicitations’ if cost or pricing data or information other than cost or pricing data are required)
X	FAR 52.215-21	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data—Modifications (OCT 1997) (Applicable to ‘contracts’ if cost or pricing data or information other than cost or pricing data will be required for modifications)
	FAR 52.217-9	Option to Extend the Term of the Contract (MAR 2000) (In paragraph (a), insert “XX”, and in paragraph (c), insert “XX”) (Applicable if contract contains line item(s) for option(s)) (Complete the spaces in parentheses)
	FAR 52.219-3	Notice of Total HUBZone Set-Aside (JAN 1999)
	FAR 52.219-5	Very Small Business Set-Aside (MAR 1999) (For actions between $2,500 and $50,000)
	FAR 52.219-6	Notice of Total Small Business Set-Aside (JUL 1996), and Alternate I (OCT 1995) (Applicable to total small business set-asides, including SBIR)
	FAR 52.219-7	Notice of Partial Small Business Set-Aside (JUL 1996) and Alternate I (OCT 1995)
	FAR 52.219-10	Incentive Subcontracting Program (OCT 2001) (Applicable at the PCO’s discretion to contract actions exceeding $500,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 – “XX”) (Complete the space in the parentheses)
	FAR 52.219-25	Small Disadvantaged Business Participation Program—Disadvantaged Status and Reporting (OCT 1999) (Applicable if contract includes FAR 52.219-24)
	FAR 52.219-26	Small Disadvantaged Business Participation Program—Incentive Subcontracting Program (OCT 2000) (Applicable at the PCO’s discretion to contract actions

CONTRACT NUMBER N00014-03-C-0284                                                                                                                               Page 19

exceeding $500,000 and when subcontracting possibilities exist. The clause is small business exempt) (In paragraph (b), insert the appropriate number between 0 and 10 – “XX”) (Complete the space in the parentheses)
X	FAR 52.222-20	Walsh Healy Public Contracts Act (DEC 1996) (Applicable if the contract includes deliverable materials, supplies, articles or equipment in an amount that exceeds or may exceed $10,000)
	FAR 52.223-5	Pollution Prevention and Right-to-Know Information (APR 1998) (Applicable if contract provides for performance, in whole or in part, on a Federal facility)
X	FAR 52.223-6	Drug-Free Workplace (MAY 2001) (Applies when contract action exceeds $100,000 or at any value when the contract is awarded to an individual)
X	FAR 52.227-11	Patent Rights—Retention by the Contractor (Short Form) (JUN 1997) (Applicable if contractor is a small business or non-profit organization)
	FAR 52.230-2	Cost Accounting Standards (APR 1998) (Applicable when contract amount is over $500,000, if contractor is subject to full CAS coverage, as set forth in 48 CFR Chapter 99, Subpart 9903.201-2(a) (FAR Appendix B)
	FAR 52.230-3	Disclosure and Consistency of Cost Accounting Practices (APR 1998) (Applicable when contract amount is over $500,000 but less than $25 million, and the offeror certifies it is eligible for and elects to use modified CAS coverage as set forth in 48 CFR Chapter 99, Subpart 9903.201-2 (FAR Appendix B)
	FAR 52.230-6	Administration of Cost Accounting Standards (NOV 1999) (Applicable if contract is subject to either clause at FAR 52.230-2, FAR 52.230-3 or FAR 52.230-5)
X	FAR 52.232-20	Limitation of Cost (APR 1984) (Applicable only when contract action is fully funded)
X	FAR 52.232-22	Limitation of Funds (APR 1984) (Applicable only when contract action is incrementally funded)
	FAR 52.239-1	Privacy or Security Safeguards (AUG 1996) (Applicable to contracts for information technology which require security of information technology, and/or are for the design, development, or operation of a system of records using commercial information technology services or support services.)
	FAR 52.245-18	Special Test Equipment (FEB 1993) Applicable when it is anticipated that the contractor will acquire or fabricate special test equipment but the exact identification of the equipment is not known)
X	FAR 52.246-24	Limitation of Liability—High Value Items (FEB 97) (If contract is over $25K and requires delivery of high-value items—high unit cost (normally exceeding $100,000 per unit such as an aircraft, an aircraft engine, a communication system, a computer system, a missile, or a ship)

CONTRACT NUMBER N00014-03-C-0284                                                                                                                               Page 20

X	DFARS 252.203-7002	Display of DoD Hotline Poster (DEC 1991) (Applicable only when contract action exceeds $5 million or when any modification increases contract amount to more than $5 million)
X	DFARS 252.204-7000	Disclosure of Information (DEC 1991) (Applies when Contractor will have access to or generate unclassified information that may be sensitive and inappropriate for release to the public)
	DFARS 252.204-7005	Oral Attestation of Security Responsibilities (NOV 2001) (Applicable if FAR 52.204-2, Security Requirements Applies)
X	DFARS 252.205-7000	Provision of Information to Cooperative Agreement Holders (DEC 1991) (Applicable only when contract action exceeds $500,000 or when any modification increases total contract amount to more than $500,000)
X	DFARS 252.215-7002	Cost Estimating System requirements (Oct 1998) (Applicable only to contract actions awarded on the basis of certified cost or pricing data)
	DFARS 252.223-7004	Drug-Free Work Force (SEP 1988) (Applicable (a) if contract involves access to classified information: or (b) when the Contracting Officer determines that the clause is necessary for reasons of national security or for the purpose of protecting the health or safety of performance of the contract.
	DFARS 252.223-7006	Prohibition on Storage and Disposal of Toxic and Hazardous Materials (APR 1993) (Applicable if work requires, may require, or permits contractor performance on a DoD installation)
X	DFARS 252.225-7001	Buy American Act and Balance of Payments Program (MAR 1998) (Applicable if the contract includes deliverable supplies) (This clause does not apply if an exception to the Buy American Act or Balance of Payments Program is known or if using the clause at 252.225-7007, 252.225-7021, or 252.225-7036.)
X	DFARS 252.225-7002	Qualifying Country Sources as Subcontractors (DEC 1991) (Applicable when clause at DFARS 252.225-7001, 252.227-7007, 252.227-7021, or 252.227-7036 applies)
	DFARS 252.225-7007	Buy American Act—Trade Agreements—Balance of Payments Program (OCT 2002) (Use instead of FAR 52.225-5, Trade Agreements (Include in contracts valued at $186,000 or more, if the Trade Agreements Act applies (see 25.401 and 25.403) and the agency has determined that the restrictions of the Buy American Act or Balance of Payments Program are not applicable to U.S.—made end products, unless the acquisition is to be awarded and performed outside the United States in support of a contingency operation or a humanitarian or peacekeeping operation and does not exceed the increase simplified acquisition threshold of $200,000.) The clause need not be used where purchase from foreign sources is restricted (see 225.401 (b)(ii)). The clause

CONTRACT NUMBER N00014-03-C-0284                                                                                                                               Page 21

may be used where the contracting officer anticipates a waiver of the restriction.)
	DFARS 252.225-7008	Supplies to be Accorded Duty-Free Entry (MAR 1998) (Applicable when the contract provides for duty-free entry and includes FAR 52.225-8—Duty-Free Entry)
	DFARS 252.225-7009	Duty-Free Entry—Qualifying Country Supplies (End Products and Components) (AUG 2000) (Applicable if contract includes deliverable supplies)
	DFARS 252.225-7010	Duty-Free Entry—Additional Provisions (AUG 2000) (Applicable when FAR 52.225-8—Duty-Free Entry is included in the contract.)
X	DFARS 252.225-7016	Restriction On Acquisition Of Ball And Roller Bearings (DEC 2000) (Applicable if contract includes deliverable supplies, unless Contracting Officer knows that items being acquired do not contain ball or roller bearings)
X	DFARS 252.225-7026	Reporting of Contract Performance Outside the United States (JUN 2000) (Applicable only when contract value exceeds $500,000 or when any modification increases contract value to more than $500,000)
	DFARS 252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises (SEP 2001) [(Applicable if FAR Part 12 is not used, and for supplies and services (but not R&D) expected to exceed SAP thresholds) (This Final Rule replaces FAR 52.226-1 (JUN 2000) via DFARS Chg Ntc 20020531]
	DFARS 252.227-7018	Rights in Noncommercial Technical Data and Computer Software—Small Business Innovation Research (SBIR) Program (JUN 1995) (Applicable when technical data or computer software will be generated during performance of contracts under the SBIR Program)
X	DFARS 252.227-7034	Patents—Subcontracts (APR 1984) (Applicable when FAR 52.227-11 applies)
X	DFARS 252.227-7039	Patents—Reporting of Subject Inventions (APR 1990) (Applied when FAR 52.227-11 applies)
	DFARS 252.242-7004	Material Management and Accounting System (DEC 2000) (Applicable to contract actions exceeding $100,000) (Not applicable for contracts awarded to small businesses, educational institutions, or nonprofit organizations)

CONTRACT NUMBER N00014-03-C-0284                                                                                                                               Page 22

SECTION J—LIST OF ATTACHMENTS

1.	EXHIBIT A, entitled “Contract Data Requirements List” (DD Form 1423)—11 Page(s) with Enclosure Number 1, entitled “Contract Data Requirements List—Instructions for Distribution” – 2 Pages.

2.	Attachment Number 1, entitled “Statement of Work” – 3 Pages.

3.	Attachment Number 2, entitled “Financial Accounting Data Sheet” – 1 Page.

4.	Attachment Number 3, entitled “Identification and Assertion of Restrictions on the Government’s Use, Release or Disclosure of Technical Data” – 3 Pages

SECTION K—REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR

1.    The Contractor’s Representations and Certifications, dated 26 November 2002, are hereby incorporated into this contract by reference.

CONTRACT NUMBER N00014-03-C-0284                                                                                                                               Page 23

ATTACHMENT NUMBER 1

CONTRACT NUMBER N00014-03-C-0284

STATEMENT OF WORK

The objective of this program is to develop a Full Scale, High Power Density, Lightweight, Advanced 36.5 MW Propulsion Motor and Drive System compatible with naval applications. The program consists of three phases:

Phase A : 36.5 MW Motor Systems Preliminary Design	Phase C : Motor and Drive Manufacture and FAT
Phase B : Motor and Drive Detailed Design

36.5 MW Motor System Preliminary Design

Phase 0 Complete preliminary design of the full-scale demonstrator system, address the integration of the proposed technology into an electric warship concept, provide manufacturing and acceptance test plans, and assess the industrial base and market share.

Engineering and Management

Systems Engineering and Integration

Utilizing the DD(X) motor and drive requirements, develop interface control drawings and subsystem specifications. Estimate motor and drive system transient, acoustic, and signature performance. Conduct assessment of stator and HTS coil technology to reduce size, weight, cost, and improve power density.

Ship System Integration

Evaluate the drive and motor requirements for the DD(X) in-hull application. Submit both a preliminary and final ship integration assessment.

Program Management

Submit technical progress and cost reports. Assess the industrial base and market for large motors. Develop a preliminary motor and drive system test plan.

Motor and Drive System

Complete the motor drive and system preliminary design including layouts.

Motor Active

Conduct trade studies to update the design concept. Complete preliminary design of the active motor components. This includes the rotor and stator thermal, mechanical and electrical design. Conduct component tests to validate design. Develop preliminary manufacturing plans for each subsystem. Develop preliminary factory test plans and a preliminary operation and maintenance procedure. Initial design layout drawings completed.

Motor Mechanical

Complete the mechanical design of the motor frame, bearing, and rotor and stator shock analysis. Develop layout drawings with dimensions and weight, including a preliminary cross section of motor. Address the changes required to militarize the preliminary design.

Motor Assembly

Preliminary manufacturing and assembly plan.

Variable Speed Drive

Finalize drive requirements for commercial application and establish preliminary size, weight and cooling requirements based on ship architecture established in 0. Conduct trade studies to meet program goals.

A.3.1, A.3.2, A.3.3 Ancillaries

Define preliminary procurement requirements for the lube oil, cooling systems and switchgear for the motor and drive system.

A.4 FAT Testing

Develop a preliminary assembly and test plan. Develop facility modifications necessary to accomplish test objectives.

36.5-MW Motor and Drive Detailed Design

Phase B Complete detailed design and long lead item procurement. Develop specifications for the motor, drive, and ancillary equipment.

B.1 Engineering and Management

    B.1.1 Systems Engineering and Integration

Complete requirements for the motor and drive system and components, manage interfaces, and maintain interface control documents. Update system and component specifications for the motor and ancillaries. Complete the motor and drive system level interface and installation documentation. Update electrical performance analysis. Conduct failure mode analysis and update manufacturing plans.

    B.1.2 Ship System Integration

Define, analyze and allocate requirements from system level down through specific components based on DD(X) engine room application. Define requirement deviation for the purpose of land-based motor and drive system testing.

    B.1.3 Program Management

Submit technical progress and cost reports. Coordinate and manage all subcontractors. Update motor and drive test plan.

B.2 Motor and Drive System

Perform detailed motor design.

    B.2.1 Motor Active

Complete detailed design including all manufacturing and assembly drawings. Update performance analysis. Complete manufacturing plans for each subsystem. Develop specifications for long lead items. Update factory test plans for the major subsystems. Complete the operation and maintenance procedure. Develop spare parts list.

    B.2.2 Motor Mechanical

Complete detailed design of the frame and bearings. Conduct stress analysis of the assembly and the system.

    B.2.3 [Reserved]

    B.2.4 Variable Speed Drive

Select the VSD design and place orders for long lead material. Monitor the VSD vendor’s design progress.

B.3.1, B.3.2, B.3.3 Ancillaries

Finalize procurement requirements for the lube oil, cooling systems and switchgear for the motor and drive system.

B.4 FAT Testing

Update assembly and test plan. Define facility modifications necessary to accomplish test objectives.

    B.4.1 Test Planning and Management

Develop test schedule, requirements, and procedures for FAT. Identify test facility requirements.

    B.4.2 [Reserved]

    B.4.3 Test Facilities

Develop test facility layout, equipment list, and requirements. Procure and install all components.

    C 36.5-MW Motor and Drive Manufacture and FAT

Phase C Manufacture motor and drive system, complete Factory Acceptance Testing, and deliver to the contract specified U.S. Navy facility.

C.1 Engineering and Management

    C.1.1 Systems Engineering and Integration

Complete the final spare parts list. Complete Interface and control documentation.

    C.1.2 Ship System Integration

Develop a report on the ship integration implications of the motor test results.

    C.1.3 Program Management

Submit technical progress and cost reports. Coordinate and manage all subcontractors. Complete a final report summarizing Phases A, B, and C. Complete the motor and drive system test plan.

C.2 Motor and Drive System

    C.2.1 Motor Active

Complete manufacturing and procurement of the rotor, stator, exciter, and rotor cooling system. Complete acceptance testing for all subsystems in accordance with the factory acceptance test plans for each subsystem. Complete the operating and maintenance documentation and the spare parts list.

    C.2.2 Motor Mechanical

Fabricate the frame and procure the bearings. Assemble the motor in preparation for FAT. Complete Installation and Checkout (INCO) procedure.

    C.2.3 Motor Assembly

Complete motor assembly and fabrication.

    C.2.4 Variable Speed Drive

Manufacture and test the Variable Speed Drive. Install the VSD on the test bed.

C.3.1, C.3.2, C.3.3 Ancillaries

Procure the lube oil, cooling equipment and switchgear and deliver to the motor test site.

C.4 FAT Testing

Prepare instrumentation, data acquisition, and analysis equipment. Complete motor system testing including the motor, drive, and ancillaries.

    C.4.1 Test Planning and Management

Schedule and conduct all FAT activities. Submit test reports.

    C.4.2 Motor System FAT

Complete motor system testing including the motor, drive, and ancillaries. Package and ship motor, drive, and ancillaries to the contract specified Navy facility.

ATTACHMENT NUMBER 2

FINANCIAL ACCOUNTING DATA SHEET—NAVY

1.CONTRACT NUMBER (Critical)			2. SPIN (Critical)			3. MOD(Critical)				4. PR NUMBER 03PR08747-00		PAGE 1 of 1
	6. LINE OF ACCOUNTING											7 NAVY INTERNAL
CLIN/SLIN	A.	B.	C.	D,	E.	F.	G.	H.	I.	J.	K. COST CODE	AMOUNT	USE ONLY
	ACRN (Critical)	APPROPRIATION (Critical)	SUBHEAD (Critical)	OBJ CLA	PARM	RFM	SA	AAA (Critical)	IT	PAA	PROJ. POU UNIT MCC & SUF	(Critical)	REF DOC/ARN

	AA	1731319	W3DK	255	RA	333	0	068342	2D	000000	02912 000 4MW0	$[**]	PR#03PRO8747-00 FRC:34MW

                                                                                                                      PAGE TOTAL             $[**]

                                                                                                                      GRAND TOTAL         $[**]

COMPTROLLER APPROVAL;

FOR FISCAL DATA AND SIGNATURE

BY [ illegible]

DATE 2/28/03

ATTACHMENT NUMBER 3

IDENTIFICATION AND ASSERTION OF RESTRICTIONS ON THE

GOVERNMENT’S USE, RELEASE, OR DISCLOSURE OF TECHNICAL DATA AND

COMPUTER SOFTWARE

This document is submitted in accordance with DFARS 252.227-7013(e) and 252.227-7014(e) for Contract Number

N00014-03-C-0284 in response to ONR BAA 02-028.

The contractor asserts for itself, or the persons identified below, that the Government’s rights to use, release, or disclose the following technical data and computer software should be restricted –

Technical Data To Be Furnished with Restrictions	Basis for Assertion	Asserted Rights Category	Person Asserting Restrictions	Expiration Date
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	6/21/04
[**]	[**]	[**]	American Superconductor	6/21/04
[**]	[**]	[**]	American Superconductor	10/24/05
[**]	[**]	[**]	American Superconductor	2/14/07
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	5 years from contract execution

[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	N/A
[**]	[**]	[**]	American Superconductor	5 years from contract execution

American Superconductor Corporation reserves the right to supplement the above list of data items and computer software pursuant to DFAR 252.227-7013(e). We also reserve the right to identify additional software items that may be delivered under the subject contract with restrictions pursuant to DFAR 252.227-7014.

*If the assertion is applicable to items, components, or processes developed at private expense, identify both the data and each such item, component, or process.

**Generally, the development of an item, component, or process at private expense, either exclusively or partially, is the only basis for asserting restrictions on the Government’s rights to use, release, or disclose technical data pertaining to such items, components, or processes. Indicate whether development was exclusively or partially at private expense. If development was not at private expense, enter the specific reason for asserting that the Government’s rights should be restricted.

***Enter asserted rights category (e.g. government purpose license rights from a prior contract, rights in SBIR data generated under another contract, limited or government purpose rights under this or a prior contract, or specifically negotiated licenses.)

****Corporation, individual, or other person, as appropriate.

DATE:

PRINTED NAME:

TITLE:

SIGNATURE: